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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): FEB 27, 2003





                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                  1-16417              74-2958817
(State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)           File Number)        Identification No.)



            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                78212
(Address of principal executive offices)                   (Zip Code)




                                 (210) 370-2000
              (Registrant's telephone number, including area code)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBIT

              Exhibit No.    Description of Exhibit
              -----------    ----------------------

              99.1 News Release dated February 27, 2003, with respect to Valero L.P.'s earnings guidance for the first quarter of 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

On February 27, 2003, Valero L.P. issued a press release regarding first quarter of 2003 earnings guidance. The full text of the press release is set forth in
Exhibit 99.1 hereto. The exhibit is not filed but is furnished hereto pursuant to Regulation FD.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Valero L.P.

                                       By:    Riverwalk Logistics, L.P.
                                              its general partner

                                              By:  Valero GP, LLC
                                                   its general partner


Dated:   February 27, 2003                         By:   /s/ Bradley C. Barron
                                                         ---------------------
                                                   Name: Bradley C. Barron
                                                   Title: Corporate Secretary